UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

September 27, 2005

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

In response to certain requirements of the American Jobs Creation Act of 2004, The Gap, Inc. (the “Company”) Nonemployee Director Deferred Compensation Plan (as amended and restated December 9, 2003) was suspended as of January 6, 2005 and terminated as of September 27, 2005, and the Company expects that its Executive Deferred Compensation Plan will be frozen for new contributions effective December 31, 2005.

On September 27, 2005, the Board of Directors of the Company, acting on the recommendation of the Company’s Compensation and Management Development Committee (the “Compensation Committee”), adopted the terms of a new deferred compensation plan to be offered to non-employee directors, executive officers and certain management employees of the Company and its affiliates (the “Plan”), effective with respect to compensation earned on or after January 1, 2006.

The Plan will provide eligible participants with the following rights, among others:

•	Eligible employees may voluntarily defer up to 75% of their eligible base-salary compensation and up to 90% of their eligible bonus for at least five years or until their retirement or other termination of employment;

•	Non-employee members of the Board of Directors may voluntarily defer up to 100% of their retainers and meeting fees for at least five years or until their termination of service with the Board;

•	Employee participants deferring compensation in excess of IRS limitations applicable to the GapShare 401(k) Plan shall receive a Company matching contribution in the Plan of up to 4% of eligible base-salary compensation deferred in the Plan;

•	Participants will direct the notional investment of deferred compensation, bonus and matching contributions in notional investments that are similar to the funds in the current GapShare 401(k) Plan, including a notional fund designed to replicate the performance of the Gap Stock Fund in the GapShare 401(k) Plan.

A copy of the Plan is expected to be filed as an Exhibit with the Company’s third quarter Form 10-Q.

Item 1.02.	Termination of a Material Definitive Agreement

On September 27, 2005, the Company terminated its Nonemployee Director Deferred Compensation Plan.

Item 9.01.	Financial Statements and Exhibits

10.1	Nonemployee Director Deferred Compensation Plan – Termination of Plan Effective September 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: September 28, 2005	By:	/s/ Eva Sage-Gavin
Eva Sage-Gavin
Executive Vice President, Human Resources

EXHIBIT INDEX

Exhibit Number	Description

10.1	Nonemployee Director Deferred Compensation Plan – Termination of Plan Effective September 27, 2005